2003 Analyst/Investor Conference

1

Forward-Looking Statements

These presentations contain forward-looking statements. Company management cautions readers that the assumptions, which form the basis for the forward-looking statements, include many factors that are beyond company management's ability to control or estimate precisely. Those factors include, but are not limited to, the following: changes in industrial, commercial, and residential growth in the company's service territories and those of the company's subsidiaries;
changes in price and demand for natural gas and related products; impact of changes in state and federal legislation and regulation, including various orders of the state public service commissions and the Federal Energy Regulatory Commission, on the gas and electric industries and on the company, including the impact of Atlanta Gas Light Company's performance based rate plan; effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, unknown risks related to nonregulated businesses, and unknown issues such as the stability of certificated marketers;
impact of Georgia's Natural Gas Consumers' Relief Act of 2002; concentration of credit risk in certificated marketers and the company's wholesale services segment's counterparties; excess network capacity and demand/growth for dark fiber in metro network areas of AGL Networks'
customers; AGL Networks' introduction and market acceptance of new technologies and products, as well as the adoption of new networking standards; ability of AGL Networks to produce sufficient capital to fund its business; ability to negotiate new contracts with telecommunications providers for the provision of AGL Networks' dark-fiber services; industry consolidation; performance of equity and bond markets and the impact on pension fund costs;
impact of acquisitions and divestitures; changes in accounting policies and practices issued periodically by accounting standard-setting bodies; direct or indirect effects on the company's business, financial condition or liquidity resulting from a change in the company's credit ratings or the credit ratings of the company's competitors or counterparties; interest rate fluctuations, financial market conditions, and general economic conditions; uncertainties about environmental issues and the related impact of such issues; impact of changes in weather upon the temperature-
sensitive portions of the company's business; and other risks described in the company's documents on file with the Securities and Exchange Commission.

Financial Overview
and 2004 Outlook

Richard T. O’Brien

Executive Vice President and Chief Financial Officer

Forward-Looking Statements

Statements contained in this presentation that include
company expectations or predictions of the future are
forward-looking statements intended to be covered by the
safe harbor provisions of the Securities Act of 1933 and the
Securities Exchange Act of 1934. It is important to note that the actual results of company earnings could differ materially from those projected in any forward-looking statements. For
additional information refer to AGL Resources’ Securities and
Exchange Commission filings.

2003 Analyst/Investor Conference

3

AGL Resources

AGL Resources Core EPS* 2000-2003

* Basic earnings per share excluding significant one-time gains on the sale of assets and non-recurring costs.

$1.91 – $1.96

$1.36

$1.54

$1.84

$1.05

$1.15

$1.25

$1.35

$1.45

$1.55

$1.65

$1.75

$1.85

$1.95

$2.05

$2.15

2000A

2001A

2002A

2003P

EPS Actual

Projected

Executing the Strategy

Strengthen the company financially

Equity offering

Debt offering

Interest rate swaps

Grow around existing assets

Improved cash generation for
incremental investment

Lowered average cost of debt

Rationalize partnership
investment

Execute flawlessly

Strong earnings results

Increased earnings guidance
for 2003

Compelling proposition

Maintained solid investment-
grade ratings

Increased dividend

Achieved record share price

1500
1400
1300
1200
1100
1000
900
800
700
600
500
70
65
60
55
50
45
40
2002
2003P
2004P
2005P

2003 Analyst/Investor Conference
5
AGL Resources

We Have Significantly Improved
The Balance Sheet in 2003

Debt/Cap

Ratio (%)

Total Debt

($ Millions)

Debt/Cap Ratio

Total Debt
(including trust
preferred securities)

RATINGS

S&P:

BBB+

Moody’s

Baa1

Fitch:

A-

LDC Avg.
Debt/Cap:
53%

100%
90%
80%
70%
60%
50%
40%
2001A
2002A
2003P
2004P
2005P

2003 Analyst/Investor Conference
6

Dividend Payout Ratio
Continues to Improve

LDC average payout ratio

Dividend increased 3.7% to $1.12 annually in April 2003

Low dividend payout ratio relative to industry peers

Current dividend yield of 4.0%

6.89%
6.09%
6.01%
5.50%
7.00%
6.80%
6.60%
6.40%
6.20%
6.00%
5.80%
5.60%
5.40%
5.20%
5.00%
Cost of Debt (%)
2001
2002
2003P
2004P

2003 Analyst/Investor Conference
7

AGL Resources

Reduced Cost of Debt
and Improved Interest Coverage

Our overall cost of debt and interest coverage ratios have
improved as a result of our debt and equity offerings

3.7*

4.0*

2.9*

2.5*

* pre-tax interest coverage ratio

$ millions
$600
$500
$400
$300
$200
$100
$0
$118.0
$252.5
$501.0
2001
2002
2003P

2003 Analyst/Investor Conference
8

AGL Resources

Liquidity Has Improved in 2003

Available Liquidity

Liquidity = unused available Credit Facility and Cash and Cash Equivalents

*Restricted by 70% debt to cap ratio

*

*

LTM Return on Equity (%)
13%
12%
11%
10%
9%
8%
7%
6%
5%
12.70%
10.90%
9.80%
ATG
LDC Mean
Diversified-Mean

Return on Assets (%)
8%
7%
6%
5%
4%
3%
2%
1%
0%
5.0%
5.3%
6.3%
ATG
LDC Mean
Diversified-Mean

2003 Analyst/Investor Conference
9

AGL Resources

Returns Have Improved,
But We Still Have
Work To Do

Return on Equity (LTM)

Return on Assets

Must continue to focus
on capital deployment
and maximizing return
on our asset base

$500
$400
$300
$200
$100
$0
($ millions)
Cash Outflows
Cash Inflows
2002
2003P
2004P
2005P

2003 Analyst/Investor Conference
10
AGL Resources

Cash Flow Projections

Note: Cash outflows include cap ex, dividends, MGP and pension funding

Discretionary

Key Issues

Interest rate changes

Pension and post retirement cost

Weather impacts

Growth rates

Gas price fluctuations

Distribution Operations inventory and accounts
receivable trends

Future regulatory filings

Interest Rate Changes

In millions	December 31, 2003P	2004P
Short-term Debt	$275.0	$292.0
Current Portion MTNs	82.0	0.0
Medium Term Notes	207.7	208.0
Senior Notes	525.0	675.0
Preferred Stock	225.0	225.0
Total Debt	1,314.7	1,400.0
Total Debt to Total Capitalization	59%	59%
Total Debt Availability	$810.0	$860.0

	2003	2004
Coverages:		
Pretax Interest Coverage	3.7	4.0
Cash Flow To Debt	20%	20%

Estimated As of December 31, 2003

42.0%
Floating Debt
Fixed Debt
$764.7
$550.0
58.0%

Estimated As of December 31, 2004

40.0%
$833.0
$567.0
60.0%
Floating Debt
Fixed Debt

2003 Analyst/Investor Conference 12

AGL Resources

2004 2003 58.0% 31, 40.0% 31, Floating Debt Fixed Debt Floating Debt Fixed Debt December $567.0 December $550.0 of of As As $764.7 Estimated $833.0 Estimated 42.0% 60.0% 12 $292.0 0.0 208.0 675.0 225.0 59% $860.0 4.0 20% 2004P 1,400.0 2004 December 31, $275.0 82.0 207.7 525.0 225.0 59% $810.0 3.7 20% 2003P 1,314.7 2003 Total Debt Pretax Interest Coverage Cash Flow To Debt 100 bps change: in short-term interest rates impacts interest expense by $5.0 million annually millions Short-term Debt Current Portion MTNs Medium Term Notes Senior Notes Preferred Stock Total Debt to Total Capitalization Total Debt Availability Coverages: Interest Rate Changes In A 2003 Analyst/Investor Conference

Contribution
$25
$20
$15
$10
$5
$-
2003
2004
2005
2006
2007

Expense
$7
$6
$5
$4
$3
$2
$1
$-
2003
2004
2005
2006
2007

2003 Analyst/Investor Conference
13

AGL Resources

Pension Expense and Contributions

Base Case Projections:

$22 million contributed in 2003

Expense projected to peak at $6.3
million in 2005

$15 million projected contributions in
2004 and 2005

Base Case Assumptions:

30 Year Treasury – 4.75% 2003 and 5.0% remaining  years

Inflation - 2.5% all years

Corporate Bond – 6.75% 2003, 6.5% 2004 and 6.75%  remaining years

Portfolio Return – 10% 2003, 8.25% remaining years

Change in Discount Rate

a  1% increase or decrease =  +/-

    $40 million change to ABO

Change in Expected Return on Assets

a  1% increase or decrease =  +/-

    $2.5 million change to pension expense

Weather Impacts

Distribution Operations

Weather impacts are mitigated by:

AGLC straight-fixed variable rate structure

VNG WNA rider through November 2004

CGC PGA mechanism and WNA rider

Number of connected customers

Sequent

Is a margin capture business

Absolute price is less important than the spread
differential and volatility

Creates volatility providing potential opportunities

In 2003 abnormal weather impacted Sequent’s year
to date EBIT of approximately $22 million by  $6 to
$9 million

EBIT per Customer - SouthStar

150
125
100
75
50
25
-
$36
$28
$95
$100-105
CY2000
CY2001
CY2002
CY2003P

EBIT per Customer - Distribution Operations

150
125
100
75
50
25
-
$96
$117
$123
$130-135
CY2000
CY2001
CY2002
CY2003P

2003 Analyst/Investor Conference 15

AGL Resources

Growth Rates

Distribution Operations

SouthStar

Impact of Price Fluctuations on Sequent
Positions at September 30, 2003

Hedges

Inventory

Inventory Balance at 9/30   = 5.4 Bcf

Inventory Balance at 10/31 = 5.1 Bcf

Note: Inventory balance has changed since 9/30, which will affect WACOG and impact the $0.10 price movement calculation

Between $5.00 and $4.70, for every

$0.10 move in price, ($260,000)

pre-tax LOCOM impact to earnings

For every $0.10 below

$4.70, ($438,000)

pre-tax LOCOM impact

to earnings

Above $5.00,
no LOCOM

$4.70

$5.00

Gains (Losses) on Hedges = $0.10 price move results

in $540,000 pre-tax impact to earnings

$150
$125
$100
$75
$50
$25
$0

	FY 2000	FY2001	FY2002	FY 2003P
Accounts Receivable	$86.5	$21.4	$47.3	$14.0
Inventory	$30.7	$114.9	$49.2	$147.2

2003 Analyst/Investor Conference 17

AGL Resources

Distribution Operations Inventory and
Accounts Receivable Trends
(in millions)

Authorized ROEs
13%
12%
11%
10%
9%
8%
7%
6%
5%
AGLC
CGC
VNG

2003 Analyst/Investor Conference
18
AGL Resources

Future Regulatory Filings

1% Change in ROE

1% Change in Equity Rates

-$7.0MM

+7.0MM

-$1.5MM

+$1.5MM

Disciplined Approach to New Investments

Strategy

Fit with strategic direction and existing businesses

Growth potential and follow-on opportunities

Long-term value creation

Unlevered IRR must exceed WACC

Expected cash flows defined by rigorous risk analysis

Near-term contribution

Earnings accretion

Cash returns

Available capital

Affordability; forced ranking of opportunities

Capital markets accessibility

2004 Financial Priorities

Effectively manage cash flow and capital investment

Maintain strong liquidity and capital markets access

Rigorous review of acquisition opportunities and asset
rationalization

Support execution of strategy

Deliver results, no surprises

Continued visibility of financial results

Discipline

Integrity

Credibility

Transparency

Seeking Value Through Finance …

Every Day

AGL Resources Core EPS* 2000-2004

$2.15
$2.05
$1.95
$1.85
$1.75
$1.65
$1.55
$1.45
$1.35
$1.25
$1.15
$1.05
EPS Actual
Projected
$1.36
$1.54
$1.84
$1.91 – $1.96
$2.01 – $2.10
2000A
2001A
2002A
2003P
2004P

2003 Analyst/Investor Conference

21

AGL Resources

2004P $2.10 $2.01 -$1.96 2003P $1.91 -$1.84 2002A Projected 21 EPS Actual $1.54 2001A $1.36 2000A * Basic earnings per share excluding significant one-time gains on the sale of assets and non-recurring costs. AGL Resources Core EPS* 2000-2004 $2.15 $2.05 $1.95 $1.85 $1.75 $1.65 $1.55 $1.45 $1.35 $1.25 $1.15 $1.05 2003 Analyst/Investor Conference